Income taxes	12 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
21.	Income taxes

Domestic and foreign components of income before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2016	2017	2018
Income before income taxes:
Sony Corporation and all subsidiaries in Japan	149,256	166,158	436,494
Foreign subsidiaries	155,248	85,461	262,555

	304,504	251,619	699,049

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	41,080	49,739	69,697
Foreign subsidiaries	53,498	50,521	57,988

	94,578	100,260	127,685

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(1,745)	11,478	29,640
Foreign subsidiaries	1,956	12,320	(5,555)

	211	23,798	24,085

Total income tax expense	94,789	124,058	151,770

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2016	2017	2018
Statutory tax rate	33.6%	31.7%	31.5%
Non-deductible expenses	1.6	2.3	0.8
Income tax credits	(2.0)	(2.9)	(0.6)
Change in statutory tax rate and law	(3.3)	0.3	(1.2)
Change in valuation allowances	10.7	7.3	(5.2)
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(0.8)	(1.4)	(0.8)
Lower tax rate applied to life and non-life insurance business in Japan	(2.3)	(2.2)	(0.8)
Foreign income tax differential	(6.9)	(3.0)	(2.6)
Adjustments to tax reserves	0.7	(1.1)	(0.8)
Effect of equity in net income of affiliated companies	0.0	0.0	0.0
Impairment of goodwill in the Pictures segment	—	15.0	—
Other	(0.2)	3.3	1.4

Effective income tax rate	31.1%	49.3%	21.7%

In March 2016, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 55% of taxable income for the period ended March 31, 2018, and to 50% of taxable income for periods beginning on or after April 1, 2018. As a result, the statutory tax rate from the fiscal year ended March 31, 2017 onward will be approximately 31.5%. On December 22, 2017, the U.S. Tax Reform Act was signed into law, making significant changes to the U.S. tax rules. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning January 1, 2018 and the transition of U.S. international taxation from a worldwide tax system to a modified territorial system, with a one-time mandatory transition tax on previously deferred foreign earnings of U.S. subsidiaries.

Sony is required to record the effects of a tax law change in the period of enactment; however, shortly after the enactment of the U.S. Tax Reform Act, the U.S. Securities and Exchange Commission staff issued SAB 118, which allows a company to record a provisional amount when it does not have the necessary information available, prepared, or analyzed in reasonable detail to complete its accounting for the change in the tax law. The measurement period ends when the company has obtained, prepared and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year.

Sony has calculated its best estimate of the impact of the U.S. Tax Reform Act in the March 31, 2018 income tax provision in accordance with its understanding of the U.S. Tax Reform Act and guidance available and, as a result, Sony has recorded an income tax benefit of 13,816 million yen in the fiscal year ended March 31, 2018 related to the reversal of a valuation allowance as a result of the change in future net operating loss carryforward rules in the U.S. to an unlimited life which will now allow certain deferred tax assets and deferred tax liabilities to offset. Given the valuation allowance recorded against net deferred tax assets in the U.S., the reduction in the corporate income tax rate did not have a material impact on the tax provision for the fiscal year ended March 31, 2018. In addition, given the existence of significant foreign tax credit carryforwards available, with a valuation allowance recorded against them, the mandatory transition tax on previously deferred foreign earnings also did not have a material impact on the tax provision for the fiscal year ended March 31, 2018.

The changes made by the U.S. Tax Reform Act are broad and complex. The final impact of the U.S. Tax Reform Act may differ from the above estimate, possibly materially, due to, among other things, changes in interpretations of the U.S. Tax Reform Act, any legislative action to address questions that arise because of the U.S. Tax Reform Act, any changes in accounting standards for income taxes or related interpretations in response to the U.S. Tax Reform Act or any updates or changes to estimates Sony has utilized to calculate the impact.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2017	2018
Deferred tax assets:
Operating loss carryforwards for tax purposes	455,555	439,206
Accrued pension and severance costs	112,075	106,161
Amortization including film costs	181,243	95,069
Warranty reserves and accrued expenses	110,475	104,410
Future insurance policy benefits	30,884	33,812
Inventory	16,322	15,792
Depreciation	47,485	43,353
Tax credit carryforwards	134,427	125,327
Reserve for doubtful accounts	10,887	8,534
Impairment of investments	52,451	14,146
Deferred revenue	27,294	14,478
Other	158,420	132,800

Gross deferred tax assets	1,337,518	1,133,088
Less: Valuation allowance	(1,051,964)	(899,835)

Total deferred tax assets	285,554	233,253

Deferred tax liabilities:
Insurance acquisition costs	(160,308)	(166,717)
Future insurance policy benefits	(147,159)	(167,058)
Unbilled accounts receivable in the Pictures segment	(113,997)	(63,196)
Unrealized gains on securities	(78,643)	(83,298)
Intangible assets acquired through stock exchange offerings	(23,794)	(23,949)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(26,473)	(14,160)
Investment in M3	(34,775)	(35,802)
Other	(34,271)	(32,164)

Gross deferred tax liabilities	(619,420)	(586,344)

Net deferred tax liabilities	(333,866)	(353,091)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2018, Sony continued to maintain valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan, as well as at Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group in the U.S., Sony Mobile Communications in Sweden, Sony Europe Limited in the U.K., certain subsidiaries in Brazil, and certain subsidiaries in other tax jurisdictions.

The net changes in the total valuation allowance were decreases of 21,764 million yen, 3,894 million yen and 152,129 million yen for the fiscal years ended March 31, 2016, 2017 and 2018, respectively.

The decrease in the valuation allowances during the fiscal year ended March 31, 2016 was primarily due to the effect of foreign currency translation adjustments at SAHI and its consolidated tax filing group in the U.S. and the reversal of valuation allowances for local tax purposes for certain Japanese subsidiaries based on the weight of the available positive and negative evidence, including the strength of earnings in recent years and their forecast of continuing profits. These decreases were partially offset by an increase in the valuation allowance for accrued pension and severance costs in the national tax filing group in Japan.

The decrease in the valuation allowances during the fiscal year ended March 31, 2017 was primarily due to the use of net operating loss carryforwards for the national tax filing group in Japan.

The decrease in the valuation allowances during the fiscal year ended March 31, 2018 was primarily due to the use of net operating loss carryforwards and other deferred tax assets for both the national tax filing group in Japan and the consolidated tax filing group in the U.S. The U.S. deferred tax assets were also reduced as a result of the reduction in the tax rate under the U.S. Tax Reform Act which had a corresponding reduction of the valuation allowance on those assets. In addition, valuation allowances were reversed in several jurisdictions, including France and Canada, as a result of sustained profitability.

Following the changes made by the U.S. Tax Reform Act, Sony changed its policy on dividends from foreign subsidiaries owned by the U.S. consolidated tax group. As a result, the estimated tax on the remittance of such earnings are now included in the deferred tax provision. At March 31, 2018, 14,880 million yen of deferred income taxes have not been provided on undistributed earnings of certain foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 930,018 million yen, and the gain on the book/tax basis difference in subsidiaries, including a gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. in a public offering to third parties in November 1991. Sony does not anticipate any significant tax consequences on the possible future disposition of these investments based on its tax planning strategies.

At March 31, 2018, Sony had net operating loss carryforwards, the tax effect of which totaled 439,206 million yen, which may be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 132,979 million yen with no expiration period, substantially all of the total net operating loss carryforwards expire at various dates between the fiscal years ending March 31, 2019 and 2024.

Tax credit carryforwards at March 31, 2018 amounted to 125,327 million yen. With the exception of 19,048 million yen with no expiration period, substantially all of the total available tax credit carryforwards expire at various dates between the fiscal years ending March 31, 2019 and 2028.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2016	2017	2018
Balance at beginning of the fiscal year	165,434	114,126	119,529
Reductions for tax positions of prior years	(34,261)	(558)	(8,809)
Additions for tax positions of prior years	6,253	13,353	4,681
Additions based on tax positions related to the current year	4,299	8,231	5,740
Settlements	(12,556)	(8,300)	(21,893)
Lapse in statute of limitations	(8,229)	(3,454)	(3,469)
Foreign currency translation adjustments	(6,814)	(3,869)	(354)

Balance at end of the fiscal year	114,126	119,529	95,425

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	49,323	45,987	39,308

The major changes in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the G&NS, HE&S, IP&S, MC and Semiconductors segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APAs are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2016, Sony reversed 774 million yen of interest expense and recorded 674 million yen of penalties. At March 31, 2016, Sony had recorded liabilities of 9,261 million yen and 4,358 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2017, Sony recorded 474 million yen of interest expense and reversed 597 million yen of penalties. At March 31, 2017, Sony had recorded liabilities of 9,735 million yen and 3,761 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2018, Sony recorded 1,053 million yen of interest expense and 876 million yen of penalties. At March 31, 2018, Sony had recorded liabilities of 10,788 million yen and 4,637 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 2,768 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2008 through 2017, and by the U.S. and other material foreign taxing authorities for tax years from 2013 through 2017.